CONSENT OF INDEPENDENT AUDITORS

The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Aetna Variable Annuity Account B:

We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein by reference in registration statement (No. 33-75996) on Form N-4.

                                       /s/ KPMG Peat Marwick LLP

Hartfort, Connecticut
August 21, 1997